EXHIBIT 10.1

Aquatic Cellulose International Corporation
370432 nd Street
Suite 301, Vernon, B.C.
Canada Al V1T5N6

September 20, 2005

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
New Millennium Capital Partners II, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Aquatic Cellulose International Corporation (the "Company") Amendment of Debentures dated August 6, 2004 (the "Debentures")

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock"), originally issued by the Company to AJW PARTNERS, LLC; AJW OFFSHORE, Ltd. and AJW QUALIFIED PARTNERS, LLC, and NEW MILLENIUM CAPITAL PARTNERS II, LLC, (collectively, the "Investors").

By execution hereof for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

1.    The Applicable Percentage (as defined. in the Debentures) is hereby amended to be 30.0%.

2.    All other provisions of the Debentures shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

PHL_A #1800627 V1

Sincerely, AQUATIC CELLULOSE INTERNATIONAL, INC. /s/ Sheridan B. Westgarde Sheridan B. Westgarde President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By:  FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW MANAGER, LLC

Corey S. Ribotsky, Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

Corey S. Ribotsky, Manager

Aquatic Cellulose International Corporation
3704 32°1 Street
Suite 301, Vernon, B.C.
Canada Al V1T 5N6

May 20, 2005

AJW Partners, LLC
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:	Aquatic Cellulose International Corporation (the "Company") Amendment of Debentures dated March 19, 2004 (the "Debentures")

Ladies and Gentlemen:

This letter sets forth the agreement of the parties hereto to provide for (i) an amendment of the conversion price of certain debentures which are convertible into shares of the Company's common stock, par value $.001 per share (the Common Stock"), originally issued by the Company to AJW PARTNERS, LLC; AJW OFFSHORE, Ltd. and AJW QUALIFIED PARTNERS, LLC, (collectively, the"Investors").

By execution hereof for good and valuable consideration, the receipt and suffciency of which is hereby acknowledged, the parties hereto agree that:

I.	The Applicable Percentage (as defined in the Debentures) is hereby amended to be 30.0%.

All other provisions of the Debentures shall remain in full force and effect.

The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement, including without limitation the issuance of amended Debentures.

Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

PHL A #1800627 V1

Sincerely, AQUATIC CELLULOSE INTERNATIONAL, INC. /s/ Sheridan B. Westgarde Sheridan B. Westgarde President

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By:  SMS GROUP, LLC

Corey S. Ribotsky, Manager

AJW OFFSHORE, LTD.
By:  FIRST STREET MANAGER II, LLC

Corey S. Ribotsky, Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW MANAGER, LLC

Corey S. Ribotsky, Manager

I-4